SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 28, 2005

                              ZINGO, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          Nevada                       000-24459              71-0915828
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(State or Other Jurisdiction          (Commission         ( I.R.S. Employer
     of Incorporation)               File Number)         Identification No.)


           420 N. Nellis Blvd., Suite A3-146, Las Vegas, Nevada 89110
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (877) 779-4646
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      Suite 248, 811A Ryan Road, Richmond, British Columbia, Canada V7A 2E4
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           Former name or former address, if changed since last report

Item 4.01  Changes in Registrant's Certifying Accountant.

         On October 28, 2005, the Registrant's Board of Directors approved the appointment on October 28, 2005 of Mason Russell West, LLC. ("MRW") as the Registrant's independent auditors for the fiscal year ending December 31, 2005, and accepted the resignation of Amisano Hanson Chartered Accountants ("AH"), which had audited the Registrant's financial statements for the last fiscal year ended December 31, 2004.

         The Registrant's Board of Directors believes that the appointment of MRW to review the Form 10-QSB to be filed for the fiscal quarter ended September 30, 2005 and to audit the Registrant's consolidated financial statements for the fiscal year ending December 31, 2005, and thereafter is more consistent with the requirements of the Securities and Exchange Commission and in the best interests of the Registrant and its shareholders at this point in the development of the Registrant's business.

         AH's report on the Registrant's financial statements for the Registrant's past fiscal year did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except for a modification as to an uncertainty about the Registrant's ability to continue as a going concern. During the Registrant's most recent fiscal year and any subsequent interim period preceding the resignation of AH, there were no disagreements with AH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of AH, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report. There were no "reportable events" (as defined in Item 304(a)(v) of Regulation S-K) that occurred within the Registrant's two most recent fiscal years.


Item 7.           Financial Statements and Exhibits.

                  (a)      Exhibits:

                  16.21 Letter on change in certifying accountant from Amisano Hanson Chartered Accountants


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 28, 2005                     ZINGO, INC.
                                            (Registrant)


                                           By: /s/ Holly Roseberry
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                                               Holly Roseberry,
                                               Chief Executive Officer